Exhibit 10.24

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT #1 TO MASTER LICENSE AGREEMENT

THIS AMENDMENT #1 TO MASTER LICENSE AGREEMENT (the “Amendment”), made and entered into this 16th day of October, 2024 (“Effective Date”) by and between Purdue Research Foundation, a corporation formed and existing under the Indiana Foundation or Holding Companies Act of 1921 with its main offices located at 1281 Win Hentschel Blvd, West Lafayette, IN 47906 (“PRF”), and Morphimmune Inc., a Delaware corporation with business offices at 18702 North Creek Parkway, Bothell, WA 98011 (“LICENSEE”) (PRF and LICENSEE collectively referred to hereinafter as the “Parties,” and each individually as a “Party”) amends the Master License Agreement between the Parties dated January 19, 2021, (the “Agreement”). Capitalized terms used but not defined in this Amendment have the meaning given to them in the Agreement.

WHEREAS, the Parties have agreed to modify the Agreement to add an Eligible Disclosure (under Section 2.7(a) of the Agreement) to the Licensed Patent(s) as set forth in Schedule A: Licensed Intellectual Property.

NOW, THEREFORE, the Parties hereby revise and amend the Agreement as follows:

1.SCHEDULE A:  Licensed Intellectual Property of the Agreement is hereby amended to add the Eligible Disclosure known as [***]to the Licensed Patents as set forth in Exhibit 1, attached hereto.
2.Amendment Fee. As set forth in Section 2.7 of the Agreement, LICENSEE shall pay to PRF an Amendment Fee of [ ***].
3.The Parties agree that except for the amendment set forth herein, the terms of the Agreement as revised, modified or amended shall control the rights and obligations of the Parties; provided that to the extent there is any inconsistency between this Amendment and the Agreement (as amended from time to time) or any term or objective of this Amendment would be frustrated or impeded by application of any other term of the Agreement, this Amendment shall control and supersede all inconsistent provisions of the Agreement.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their duly authorized representatives, to be effective as of the date set forth above.

Purdue Research Foundation		Morphimmune Inc.
X /s/ Brooke L. Beier		X /s/ Sandra Stoneman
Printed Name:	Brooke L. Beier	Printed Name:	Sandra Stoneman
Title:	Sr. Vice President, Purdue Innovates	Title:	Chief Legal Officer

Schedule A: Licensed Intellectual Property

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